SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 29, 2002

SERVICE MERCHANDISE COMPANY, INC.

(Debtor-in-Possession as of March 27, 1999)

(Exact name of registrant as specified in its charter)

Tennessee	1-9223	62-0816060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN	37027

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (615) 660-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.           Other Events

     The Company has filed its monthly operating report for the period commencing April 29, 2002 and ended May 26, 2002 (the “Operating Report”) with the Bankruptcy Court in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649, a copy of which is attached hereto as Exhibit 99.

     The Company cautions readers not to place undue reliance upon the information contained in the Operating Report. The Operating Report contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. The financial statements and schedules related to the Company included in the Operating Report have not been prepared on a liquidation basis in accordance with generally accepted accounting principles (“GAAP”). Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

     There can be no assurance that the Operating Report is complete in all material respects. The Operating Report also contains information for periods which may be shorter or otherwise different from those contained in standard reports filed pursuant to the Exchange Act. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s performance or its anticipated liquidation or anticipated distributions that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and potential contingencies, including those described in this report, many of which are beyond the Company’s control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized. Actual results may differ materially from that contemplated in any forward-looking statement and the Company undertakes no obligation to update or revise any such statement or Operating Report.

     The results of the Company’s planned liquidation and related distributions and the Company’s liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: matters affecting the timing and amounts of anticipated distributions to creditors; the ability of the Company to maximize asset value and control expenses; the ability of the Company to comply with the terms of the DIP to Exit Facility; potential adverse developments with respect to the Company’s activities; competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the effectiveness of the planned liquidation; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to retain and compensate key executives and associates; potential adverse publicity; and real estate costs, including the substantial fixed investment costs associated with disposing of Company stores.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99	Monthly Operating Report for period ended May 26, 2002.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE MERCHANDISE COMPANY, INC.

Date: June 20, 2002	By:	/s/ C. Steven Moore

C. Steven Moore
Senior Vice President, Chief Administrative
Officer, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99	Partial Monthly Operating Report for the period ended May 26, 2002.